Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Awards Close in Time to MNPI Disclosures [Table]
Award Timing MNPI Disclosure

Our Compensation Committee approves LTI awards for our NEOs during scheduled meetings of the Compensation Committee or the Board and LTI awards are made in accordance with the terms of our Amended and Restated 2005 Stock Incentive Plan. The timing of our annual LTI planning and equity grant process is in the first quarter of the year and we generally grant awards to our NEOs and other executives on the tenth of the month following approval. Similarly, during the year, on the same date each month, we may approve grants to certain new hires as part of their hiring total rewards package or grant to certain employees for key retention purposes or part of a special recognition program.

Our restricted stock award agreements provide for the accrual of cash dividends for unvested shares. Accrued dividends are only paid when (and to the extent that) shares vest and are forfeited if the underlying shares are not earned.

See the Executive Compensation Tables – 2024 Grants of Plan-Based Awards for additional information on the 2024 grants.

Award Timing Method	Our Compensation Committee approves LTI awards for our NEOs during scheduled meetings of the Compensation Committee or the Board and LTI awards are made in accordance with the terms of our Amended and Restated 2005 Stock Incentive Plan. The timing of our annual LTI planning and equity grant process is in the first quarter of the year and we generally grant awards to our NEOs and other executives on the tenth of the month following approval. Similarly, during the year, on the same date each month, we may approve grants to certain new hires as part of their hiring total rewards package or grant to certain employees for key retention purposes or part of a special recognition program.
Award Timing Predetermined	true